UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIO II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2016

VP Inflation Protection Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class II	AIPTX	4.39%	0.66%	3.72%	12/31/02
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	4.68%	0.89%	4.36%	—
Class I	APTIX	4.71%	0.91%	3.98%	5/7/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class II — $14,420

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $15,329

Total Annual Fund Operating Expenses
Class I	Class II
0.47%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

VP Inflation Protection advanced 4.39%* for the 12 months ended December 31, 2016. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index gained 4.68% for the same time period. Fund returns reflect operating expenses, while index returns do not.

Rate-Hike Speculation, U.K. and U.S. Elections Triggered Volatile Market

Investor concerns about global growth, central bank monetary decisions, and election results led to sharp volatility during the 12-month period. The U.S. economy continued to exhibit modest growth, but for most of the year the Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of Fed interest rate “normalization” and contributed to the volatile climate.

Investors generally expected the Fed to follow up its December 2015 rate hike with additional increases in 2016. But as the year unfolded, the next Fed rate hike remained elusive. The Fed cited concerns about the health of the global economy, the uncertainty triggered by the late-June Brexit vote (in which U.K. voters approved a measure to leave the European Union), and weaker-than-expected U.S. economic growth as reasons to pursue a “lower for longer” interest rate strategy. The Fed’s dovish stance drove longer-term inflation expectations higher, which generally aided TIPS performance. Meanwhile, central banks in the U.K., Europe, and Japan continued to pursue aggressive stimulus programs. This action increased the relative attractiveness of the U.S. Treasury market, where yields were generally higher.

Market sentiment shifted swiftly and sharply in the fourth quarter, largely due to Donald Trump’s election victory, which triggered a severe bond market sell-off. Expectations for stronger U.S. economic growth, higher interest rates, a rallying U.S. dollar, and mounting inflation from Trump administration policies drove U.S. nominal Treasury yields sharply higher. In addition, select U.S. economic data were stronger, and the Fed finally raised rates in December. TIPS returns declined along with the broad Treasury market in the fourth quarter, but higher inflation helped keep the sector ahead of nominal Treasuries.

Against this backdrop, nominal U.S. Treasury yields increased across the maturity spectrum, with the largest moves occurring among Fed-policy-sensitive shorter-maturity securities, and the Treasury yield curve rose and flattened for the period. The total return for the broad U.S. Treasury market was slightly positive for the 12-month period and underperformed the broad investment-grade bond market, according to Bloomberg Barclays. Overall, modest Treasury sector gains, combined with mounting current inflation and increasing longer-term inflation expectations, drove TIPS returns higher and helped TIPS outperform nominal Treasuries and the broad investment-grade bond market for the one-year period.

* All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Inflation Headed Upward

As of December 31, 2016, the 12-month headline inflation rate, as measured by the Consumer Price Index (CPI), was 2.1%, compared with 0.7% a year earlier. The annual core inflation rate (CPI excluding energy and food costs) ended 2016 at 2.2%, compared with 2.1% at the end of 2015.

Longer-term inflation expectations also increased during the period. The 10-year breakeven rate (the difference in yield between 10-year nominal Treasuries and TIPS) climbed from 156 basis points (one basis point equals 0.01%) at the end of December 2015 to 197 basis points at the end of 2016. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate (1.97% or higher) for TIPS to outperform nominal Treasuries during the period. In addition to Fed policy, improving economic data, and expectations for stronger growth, a sharp rebound in oil prices also had a significant impact on inflation’s rise during 2016. For example, Brent crude increased 55% for the 12 months ended December 31, 2016, while West Texas Intermediate Crude rallied 45%.

Non-TIPS Exposure Generated Mixed Results; Greater Sensitivity to Inflation Aided Performance

The portfolio was nearly fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (52% of net assets versus the IRS maximum of 55%). The remainder of the portfolio included positions in investment-grade corporate securities, which generally outperformed the all-TIPS index, and mortgage securities, which generally underperformed TIPS. The portfolio also held non-dollar inflation-linked bonds (hedged against currency fluctuations), which generated positive results, but they were not as strong as TIPS returns.

To diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked corporate and mortgage-backed securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. This strategy, combined with our preference for longer-maturity TIPS, positioned the portfolio with greater sensitivity to inflation versus the benchmark, which aided relative performance as breakeven rates increased.

Outlook

Portfolio positioning, including the portfolio’s swaps strategy and its greater sensitivity to inflation, reflects our observations that headline U.S. inflation is gradually moving higher, while short- and long-term core CPI have been evaluated over the past 12 months. We believe headline inflation eventually will converge with core inflation—it came very close in December 2016. We also believe a stabilization in commodities prices coupled with a shift to pro-growth policies and potential protectionist actions from the Trump administration eventually will create higher inflation than is currently priced into the bond market.

Fund Characteristics

DECEMBER 31, 2016
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	51.8%
Corporate Bonds	17.4%
Commercial Mortgage-Backed Securities	5.8%
Collateralized Mortgage Obligations	5.5%
U.S. Government Agency Securities	5.2%
U.S. Government Agency Mortgage-Backed Securities	5.2%
Sovereign Governments and Agencies	2.8%
Asset-Backed Securities	1.7%
Municipal Securities	0.4%
Temporary Cash Investments	6.0%
Other Assets and Liabilities	(1.8)%

Portfolio at a Glance
Average Duration (effective)	6.4 years
Weighted Average Life	10.1 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$991.20	$2.35	0.47%
Class II	$1,000	$989.20	$3.60	0.72%
Hypothetical
Class I	$1,000	$1,022.77	$2.39	0.47%
Class II	$1,000	$1,021.52	$3.66	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2016

	Principal Amount	Value
U.S. TREASURY SECURITIES — 51.8%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	$5,374,298	$6,300,381
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	16,159,282	18,056,512
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	3,281,702	4,318,953
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	8,415,206	10,159,737
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	7,324,734	9,083,395
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	17,478,510	21,786,421
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	18,330,036	17,381,164
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	13,226,405	12,129,487
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	13,378,590	14,618,531
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	7,492,939	7,060,641
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	2,372,496	2,402,667
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	3,324,900	3,512,847
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	10,708,110	10,775,593
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21(1)	19,190,777	19,814,938
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	15,797,593	15,835,523
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	23,543,744	23,619,861
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	16,788,956	16,676,755
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	12,982,750	13,108,137
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	22,323,430	22,731,390
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	8,398,005	8,256,070
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	30,869,520	30,374,249
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/25	23,850,408	27,400,231
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	10,905,761	10,850,938
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/26(1)	13,550,349	15,276,013
TOTAL U.S. TREASURY SECURITIES (Cost $334,974,899)		341,530,434
CORPORATE BONDS — 17.4%
Aerospace and Defense — 0.3%
Lockheed Martin Corp., 4.25%, 11/15/19	740,000	788,279
Lockheed Martin Corp., 3.80%, 3/1/45	300,000	284,710
United Technologies Corp., 3.75%, 11/1/46	945,000	899,751
		1,972,740
Automobiles — 0.4%
Daimler Finance North America LLC, 1.875%, 1/11/18(2)	499,000	499,701
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	749,000	752,452
Ford Motor Credit Co. LLC, MTN, 4.39%, 1/8/26	700,000	709,785
General Motors Co., 5.00%, 4/1/35	690,000	673,833
		2,635,771
Banks — 2.5%
Bank of America Corp., 5.75%, 12/1/17	1,705,000	1,766,406
Bank of America Corp., MTN, 3.30%, 1/11/23	830,000	833,076
Branch Banking & Trust Co., 3.80%, 10/30/26	300,000	308,208
Capital One Financial Corp., 2.45%, 4/24/19	400,000	402,595

	Principal Amount	Value
Capital One Financial Corp., 4.20%, 10/29/25	$350,000	$351,339
Capital One N.A. / Mclean VA, 1.65%, 2/5/18	400,000	399,283
Citigroup, Inc., 4.05%, 7/30/22	760,000	786,728
Citigroup, Inc., 4.00%, 8/5/24	250,000	252,047
Citigroup, Inc., 3.20%, 10/21/26	1,100,000	1,052,433
Citigroup, Inc., 4.45%, 9/29/27	1,365,000	1,390,707
Cooperatieve Rabobank UA, 3.875%, 2/8/22	499,000	526,695
Credit Suisse, MTN, 3.625%, 9/9/24	250,000	251,616
Fifth Third Bancorp, 4.30%, 1/16/24	165,000	169,894
Fifth Third Bank, 2.875%, 10/1/21	250,000	252,904
Huntington Bancshares, Inc., 2.30%, 1/14/22	400,000	388,020
JPMorgan Chase & Co., 4.625%, 5/10/21	580,000	624,346
JPMorgan Chase & Co., 4.50%, 1/24/22	1,249,000	1,346,569
JPMorgan Chase & Co., 3.875%, 9/10/24	600,000	607,372
JPMorgan Chase & Co., 4.95%, 6/1/45	785,000	837,390
KeyBank N.A., MTN, 3.40%, 5/20/26	250,000	243,177
SunTrust Bank, 3.30%, 5/15/26	200,000	193,142
U.S. Bancorp, MTN, 3.60%, 9/11/24	799,000	814,062
Wells Fargo & Co., 5.625%, 12/11/17	749,000	776,589
Wells Fargo & Co., 4.125%, 8/15/23	400,000	413,810
Wells Fargo & Co., 3.00%, 4/22/26	300,000	286,209
Wells Fargo & Co., MTN, 3.55%, 9/29/25	375,000	374,288
Wells Fargo & Co., MTN, 4.40%, 6/14/46	300,000	287,236
Wells Fargo & Co., MTN, 4.75%, 12/7/46	700,000	708,239
		16,644,380
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	1,670,000	1,695,938
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	200,000	215,596
Diageo Capital plc, 2.625%, 4/29/23	500,000	494,209
PepsiCo, Inc., 3.45%, 10/6/46	680,000	619,758
		3,025,501
Biotechnology — 0.6%
AbbVie, Inc., 2.90%, 11/6/22	577,000	570,040
AbbVie, Inc., 4.45%, 5/14/46	650,000	623,648
Amgen, Inc., 1.85%, 8/19/21	400,000	385,448
Amgen, Inc., 3.625%, 5/22/24	350,000	356,183
Celgene Corp., 3.625%, 5/15/24	150,000	150,797
Gilead Sciences, Inc., 4.40%, 12/1/21	837,000	900,235
Gilead Sciences, Inc., 3.65%, 3/1/26	400,000	405,475
Gilead Sciences, Inc., 4.15%, 3/1/47	335,000	318,322
		3,710,148
Chemicals — 0.3%
Dow Chemical Co. (The), 3.50%, 10/1/24	300,000	302,752
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43	187,000	176,210
Ecolab, Inc., 4.35%, 12/8/21	624,000	674,438
LyondellBasell Industries NV, 5.00%, 4/15/19	225,000	237,654
LyondellBasell Industries NV, 4.625%, 2/26/55	400,000	371,989

	Principal Amount	Value
Mosaic Co. (The), 5.625%, 11/15/43	$200,000	$193,068
		1,956,111
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 3.80%, 5/15/18	218,000	224,103
Waste Management, Inc., 3.50%, 5/15/24	400,000	412,590
Waste Management, Inc., 3.125%, 3/1/25	350,000	350,625
		987,318
Communications Equipment — 0.1%
Cisco Systems, Inc., 1.60%, 2/28/19	200,000	199,666
Cisco Systems, Inc., 5.90%, 2/15/39	521,000	661,888
		861,554
Consumer Discretionary — 0.1%
NIKE, Inc., 3.375%, 11/1/46	675,000	609,825
Consumer Finance — 0.5%
American Express Co., 1.55%, 5/22/18	800,000	798,598
American Express Credit Corp., MTN, 2.25%, 5/5/21	390,000	385,268
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	250,651
Discover Bank, 3.45%, 7/27/26	700,000	676,294
Discover Financial Services, 3.75%, 3/4/25	300,000	293,436
John Deere Capital Corp., MTN, 3.15%, 10/15/21	468,000	479,938
PNC Bank N.A., 6.00%, 12/7/17	499,000	518,441
		3,402,626
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	281,000	273,443
Diversified Financial Services — 1.6%
Bank of America Corp., MTN, 3.25%, 10/21/27	1,440,000	1,375,600
BNP Paribas SA, MTN, 2.40%, 12/12/18	350,000	352,775
Citigroup, Inc., 2.35%, 8/2/21	600,000	587,010
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	1,203,000	1,200,901
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	750,000	749,830
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	624,000	701,622
Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25	1,970,000	1,976,050
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	400,000	392,608
HSBC Holdings plc, 2.95%, 5/25/21	600,000	599,615
HSBC Holdings plc, 4.30%, 3/8/26	200,000	207,322
Morgan Stanley, 5.00%, 11/24/25	1,730,000	1,849,033
Morgan Stanley, MTN, 5.95%, 12/28/17	499,000	519,464
		10,511,830
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 3.60%, 2/17/23	250,000	252,207
AT&T, Inc., 4.45%, 4/1/24	300,000	312,857
AT&T, Inc., 3.40%, 5/15/25	768,000	740,575
AT&T, Inc., 6.55%, 2/15/39	533,000	618,025
AT&T, Inc., 4.80%, 6/15/44	350,000	331,337
British Telecommunications plc, 5.95%, 1/15/18	324,000	337,721
Orange SA, 2.75%, 2/6/19	300,000	304,014
Verizon Communications, Inc., 5.15%, 9/15/23	750,000	829,626

	Principal Amount	Value
Verizon Communications, Inc., 4.40%, 11/1/34	$220,000	$217,471
Verizon Communications, Inc., 4.125%, 8/15/46	700,000	634,819
		4,578,652
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp., 3.375%, 10/15/26	600,000	568,328
Boston Properties LP, 3.65%, 2/1/26	150,000	148,204
Crown Castle International Corp., 4.45%, 2/15/26	289,000	299,144
Essex Portfolio LP, 3.625%, 8/15/22	250,000	255,863
Host Hotels & Resorts LP, 3.75%, 10/15/23	250,000	245,526
Kilroy Realty LP, 3.80%, 1/15/23	331,000	333,453
Simon Property Group LP, 4.25%, 11/30/46	700,000	688,345
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	468,000	472,509
		3,011,372
Food and Staples Retailing — 0.6%
CVS Health Corp., 2.75%, 12/1/22	1,249,000	1,230,661
Dollar General Corp., 3.25%, 4/15/23	300,000	296,144
Kroger Co. (The), 3.875%, 10/15/46	300,000	273,694
Wal-Mart Stores, Inc., 3.25%, 10/25/20	1,074,000	1,119,074
Wal-Mart Stores, Inc., 5.625%, 4/15/41	812,000	1,010,175
		3,929,748
Food Products — 0.3%
General Mills, Inc., 3.15%, 12/15/21	1,196,000	1,221,823
Kraft Heinz Foods Co., 3.95%, 7/15/25	300,000	304,054
Unilever Capital Corp., 2.20%, 3/6/19	500,000	505,029
		2,030,906
Gas Utilities — 0.8%
Enbridge, Inc., 3.50%, 6/10/24	350,000	341,019
Energy Transfer Partners LP, 4.15%, 10/1/20	400,000	414,265
Energy Transfer Partners LP, 3.60%, 2/1/23	312,000	306,966
Energy Transfer Partners LP, 4.05%, 3/15/25	300,000	297,111
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	304,958
Enterprise Products Operating LLC, 4.85%, 3/15/44	250,000	252,876
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	812,000	872,297
Magellan Midstream Partners LP, 5.15%, 10/15/43	350,000	364,440
MPLX LP, 4.875%, 6/1/25	340,000	349,727
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	437,000	439,486
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	499,000	487,638
TransCanada PipeLines Ltd., 2.50%, 8/1/22	312,000	304,575
Williams Partners LP, 4.30%, 3/4/24	600,000	606,129
		5,341,487
Health Care Equipment and Supplies — 0.3%
Abbott Laboratories, 4.90%, 11/30/46	700,000	719,854
Medtronic, Inc., 2.50%, 3/15/20	150,000	151,665
Medtronic, Inc., 3.50%, 3/15/25	100,000	102,948
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	500,000	471,838
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	250,000	250,068
		1,696,373

	Principal Amount	Value
Health Care Providers and Services — 0.2%
Aetna, Inc., 2.75%, 11/15/22	$406,000	$398,929
Aetna, Inc., 3.20%, 6/15/26	200,000	197,962
Express Scripts Holding Co., 4.50%, 2/25/26	200,000	205,996
Mylan NV, 3.95%, 6/15/26(2)	300,000	280,901
UnitedHealth Group, Inc., 4.25%, 3/15/43	406,000	414,497
		1,498,285
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.25%, 6/10/24	350,000	355,386
Industrial Conglomerates — 0.4%
General Electric Co., 4.125%, 10/9/42	1,375,000	1,394,631
General Electric Co., MTN, 4.375%, 9/16/20	315,000	338,504
General Electric Co., MTN, 4.65%, 10/17/21	115,000	126,113
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	300,000	304,557
United Parcel Service, Inc., 3.40%, 11/15/46	690,000	636,350
		2,800,155
Insurance — 0.9%
Allstate Corp. (The), 4.20%, 12/15/46	350,000	357,951
American International Group, Inc., 4.125%, 2/15/24	530,000	551,682
American International Group, Inc., 4.50%, 7/16/44	350,000	345,805
American International Group, Inc., MTN, 5.85%, 1/16/18	200,000	208,583
Berkshire Hathaway, Inc., 4.50%, 2/11/43	712,000	757,383
Chubb INA Holdings, Inc., 3.15%, 3/15/25	300,000	298,854
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	350,000	388,280
International Lease Finance Corp., 5.875%, 8/15/22	400,000	435,000
Liberty Mutual Group, Inc., 4.25%, 6/15/23(2)	400,000	418,949
Prudential Financial, Inc., 5.625%, 5/12/41	350,000	404,302
Prudential Financial, Inc., MTN, 2.30%, 8/15/18	300,000	302,577
Prudential Financial, Inc., VRN, 3.69%, 2/1/17	189,000	192,241
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	300,000	303,146
Travelers Cos., Inc. (The), 3.75%, 5/15/46	300,000	283,208
Voya Financial, Inc., 2.90%, 2/15/18	381,000	385,778
XLIT Ltd., 2.30%, 12/15/18	250,000	251,713
		5,885,452
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.50%, 4/15/23	125,000	126,649
Fidelity National Information Services, Inc., 3.00%, 8/15/26	400,000	376,368
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	250,000	254,360
		757,377
Machinery†
Deere & Co., 2.60%, 6/8/22	262,000	260,644
Media — 1.1%
21st Century Fox America, Inc., 6.90%, 8/15/39	705,000	886,711
21st Century Fox America, Inc., 4.75%, 11/15/46(2)	250,000	251,245
CBS Corp., 3.50%, 1/15/25	300,000	297,306

	Principal Amount	Value
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	$660,000	$764,351
Comcast Corp., 6.50%, 11/15/35	556,000	712,219
NBCUniversal Media LLC, 4.375%, 4/1/21	730,000	788,436
Time Warner Cable LLC, 4.50%, 9/15/42	695,000	630,585
Time Warner, Inc., 4.70%, 1/15/21	700,000	748,313
Time Warner, Inc., 3.60%, 7/15/25	300,000	298,466
Time Warner, Inc., 3.80%, 2/15/27	700,000	695,298
Viacom, Inc., 4.25%, 9/1/23	840,000	840,947
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	499,000	491,027
		7,404,904
Multi-Utilities — 0.9%
CMS Energy Corp., 6.25%, 2/1/20	250,000	276,565
Dominion Resources, Inc., 6.40%, 6/15/18	1,105,000	1,172,169
Dominion Resources, Inc., 3.625%, 12/1/24	300,000	302,012
Dominion Resources, Inc., 4.90%, 8/1/41	550,000	578,430
Duke Energy Progress LLC, 3.70%, 10/15/46	1,300,000	1,231,554
Exelon Generation Co. LLC, 5.60%, 6/15/42	795,000	737,259
Georgia Power Co., 4.30%, 3/15/42	250,000	255,301
Pacific Gas & Electric Co., 4.00%, 12/1/46	700,000	691,852
Potomac Electric Power Co., 3.60%, 3/15/24	250,000	258,434
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	300,000	278,186
Virginia Electric & Power Co., 3.45%, 2/15/24	200,000	205,615
		5,987,377
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	160,000	152,328
Oil, Gas and Consumable Fuels — 1.6%
Apache Corp., 4.75%, 4/15/43	599,000	618,149
BP Capital Markets plc, 2.50%, 11/6/22	262,000	256,721
BP Capital Markets plc, 2.75%, 5/10/23	375,000	368,086
Chevron Corp., 2.43%, 6/24/20	350,000	353,459
Chevron Corp., 2.10%, 5/16/21	300,000	297,349
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	400,000	399,764
ConocoPhillips Co., 2.40%, 12/15/22	887,000	857,827
Exxon Mobil Corp., 3.04%, 3/1/26	200,000	199,677
Hess Corp., 6.00%, 1/15/40	700,000	723,253
Marathon Petroleum Corp., 3.625%, 9/15/24	250,000	247,011
Noble Energy, Inc., 4.15%, 12/15/21	874,000	911,249
Occidental Petroleum Corp., 4.10%, 2/15/47	670,000	652,895
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	304,686
Petroleos Mexicanos, 4.625%, 9/21/23(2)	600,000	585,180
Petroleos Mexicanos, 4.875%, 1/18/24	700,000	680,477
Phillips 66, 4.65%, 11/15/34	300,000	312,746
Shell International Finance BV, 2.375%, 8/21/22	2,110,000	2,071,545
Statoil ASA, 2.45%, 1/17/23	468,000	456,746
Total Capital SA, 2.125%, 8/10/18	350,000	352,703
		10,649,523

	Principal Amount	Value
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(2)	$150,000	$151,344
International Paper Co., 6.00%, 11/15/41	325,000	365,595
International Paper Co., 4.40%, 8/15/47	300,000	284,087
		801,026
Pharmaceuticals — 0.6%
Actavis Funding SCS, 3.45%, 3/15/22	900,000	913,659
Actavis Funding SCS, 3.85%, 6/15/24	350,000	353,270
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	499,000	502,850
Merck & Co., Inc., 2.40%, 9/15/22	499,000	489,001
Mylan, Inc., 2.60%, 6/24/18	210,000	211,258
Mylan, Inc., 2.55%, 3/28/19	300,000	299,402
Roche Holdings, Inc., 3.35%, 9/30/24(2)	600,000	614,044
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	340,000	317,933
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	312,000	306,736
		4,008,153
Road and Rail — 0.4%
Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	300,000	315,316
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	300,000	299,180
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	250,000	279,935
CSX Corp., 3.80%, 11/1/46	790,000	733,986
Norfolk Southern Corp., 5.75%, 4/1/18	250,000	262,538
Norfolk Southern Corp., 3.85%, 1/15/24	100,000	104,169
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(2)	250,000	253,280
Union Pacific Corp., 2.75%, 4/15/23	250,000	248,182
Union Pacific Corp., 3.35%, 8/15/46	325,000	291,274
		2,787,860
Software — 0.4%
Intuit, Inc., 5.75%, 3/15/17	443,000	446,946
Microsoft Corp., 2.125%, 11/15/22	787,000	766,626
Microsoft Corp., 3.45%, 8/8/36	600,000	570,424
Oracle Corp., 2.40%, 9/15/23	400,000	387,420
Oracle Corp., 2.65%, 7/15/26	350,000	332,134
		2,503,550
Specialty Retail — 0.1%
Home Depot, Inc. (The), 4.20%, 4/1/43	499,000	514,354
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 1.00%, 5/3/18	250,000	249,076
Apple, Inc., 3.25%, 2/23/26	200,000	200,055
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(2)	220,000	238,439
		687,570
Tobacco — 0.1%
Reynolds American, Inc., 4.45%, 6/12/25	500,000	528,150
TOTAL CORPORATE BONDS (Cost $114,834,391)		114,761,879

	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 5.8%
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A SEQ, 3.22%, 4/14/33(2)	$1,950,000	$1,959,389
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	2,000,000	2,025,935
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 1/1/17	2,000,000	2,134,644
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 1/1/17	1,700,000	1,759,927
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 1/1/17	1,475,000	1,484,316
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 1/1/17	2,000,000	2,108,094
Commercial Mortgage Trust, Series 2015-3BP, Class A, 3.18%, 2/10/35(2)	2,125,000	2,126,884
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	2,000,000	1,921,147
Commercial Mortgage Trust, Series 2016-CD2, Class A4, VRN, 3.53%, 1/1/17	1,550,000	1,596,219
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(2)	1,450,000	1,458,777
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	2,000,000	2,005,285
GS Mortgage Securities Corp. II, Series 2015-GC28, Class A5, 3.40%, 2/10/48	2,000,000	2,035,968
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 1/1/17	1,500,000	1,515,321
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 1/1/17(2)	2,515,000	2,419,163
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/10/17(2)	2,500,000	2,533,901
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	1,455,000	1,564,173
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	1,200,000	1,164,963
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	1,400,000	1,367,459
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 1/1/17(2)	1,600,000	1,610,603
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4 SEQ, 2.78%, 8/15/49	3,350,000	3,235,418
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $38,721,578)		38,027,586
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 5.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	109,031	110,832
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	211,528	218,321
Agate Bay Mortgage Loan Trust, Series 2014-1, Class 1A6, VRN, 3.50%, 1/1/17(2)	2,932,585	2,961,682
Agate Bay Mortgage Loan Trust, Series 2014-2, Class A14, VRN, 3.75%, 1/1/17(2)	813,413	836,878
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 1/1/17(2)	2,041,594	2,041,435
Agate Bay Mortgage Loan Trust, Series 2015-7, Class A3, VRN, 3.50%, 1/1/17(2)	1,796,055	1,790,392

	Principal Amount	Value
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 1/1/17(2)	$2,813,844	$2,815,665
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, VRN, 3.50%, 1/1/17(2)	3,816,832	3,857,088
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 1/1/17(2)	1,803,087	1,806,820
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	382,474	383,884
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	204,458	206,106
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 1/1/17(2)	1,400,000	1,379,160
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 1/1/17(2)	2,370,242	2,340,244
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 1/1/17(2)	2,658,346	2,688,668
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, 3.50%, 5/25/46(2)	3,500,000	3,394,822
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 1/1/17	133,656	137,850
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/17	134,699	135,870
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	642,848	666,718
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 1/1/17(2)	903,004	913,344
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 1/1/17(2)	1,380,574	1,399,563
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.15%, 1/1/17	278,418	289,618
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.50%, 1/27/17	188,547	173,407
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 1/1/17(2)	1,575,132	1,611,458
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	401,961	420,572
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.02%, 1/1/17	978,333	1,017,708
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.01%, 1/1/17	1,793,650	1,851,320
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 1/1/17(2)	589,654	595,755
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $36,614,519)		36,045,180
U.S. GOVERNMENT AGENCY SECURITIES — 5.2%
FHLMC, 6.25%, 7/15/32	1,600,000	2,202,760
FNMA, 6.625%, 11/15/30	23,250,000	32,332,310
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $36,343,557)		34,535,070
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 5.2%
FHLMC, 4.50%, 4/1/41	11,156,825	12,097,631
FNMA, 4.50%, 5/1/39	3,384,093	3,673,365
FNMA, 4.00%, 11/1/41	1,505,531	1,591,139
FNMA, 4.00%, 11/1/41	766,977	810,141
FNMA, 4.00%, 2/1/42	1,492,930	1,577,844

		Principal Amount	Value
FNMA, 4.00%, 2/1/46		$13,629,084	$14,340,931
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $34,013,990)			34,091,051
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.8%
Australia — 0.3%
Australia Government Inflation Linked Bond, 4.00%, 8/20/20	AUD	1,517,000	2,038,107
Canada — 0.6%
Canadian Government Real Return Bond, 4.25%, 12/1/21	CAD	1,823,457	1,651,453
Canadian Government Real Return Bond, 4.25%, 12/1/26	CAD	2,384,544	2,479,471
			4,130,924
Italy — 1.7%
Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/24(2)	EUR	5,811,779	6,997,173
Italy Buoni Poliennali Del Tesoro, 3.10%, 9/15/26	EUR	3,669,758	4,732,430
			11,729,603
Mexico — 0.1%
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$500,000	455,750
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(2)		$500,000	485,940
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $21,633,247)			18,840,324
ASSET-BACKED SECURITIES(3) — 1.7%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.74%, 1/17/17(2)		2,725,159	2,717,140
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(2)		2,000,000	2,002,424
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A SEQ, 1.92%, 9/20/19(2)		1,225,000	1,219,181
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 1.07%, 1/9/17(2)		1,017,806	1,014,570
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)		989,083	970,953
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)		1,300,633	1,275,245
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)		564,586	562,071
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(2)		1,402,250	1,416,360
TOTAL ASSET-BACKED SECURITIES (Cost $11,204,397)			11,177,944
MUNICIPAL SECURITIES — 0.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40		165,000	223,329
City Public Service Board of San Antonio Rev., 5.99%, 2/1/39		125,000	160,846
Los Angeles Community College District GO, 6.75%, 8/1/49		125,000	180,051
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39		95,000	116,313
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40		125,000	167,140
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41		250,000	350,130
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51		125,000	138,875
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40		130,000	153,011
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50		65,000	91,283

	Principal Amount/Shares	Value
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	$125,000	$151,499
State of California GO, 7.55%, 4/1/39	500,000	744,410
State of Illinois GO, 5.10%, 6/1/33	350,000	313,824
State of Texas GO, 5.52%, 4/1/39	215,000	272,444
TOTAL MUNICIPAL SECURITIES (Cost $3,052,454)		3,063,155
TEMPORARY CASH INVESTMENTS(5) — 6.0%
Credit Agricole, 0.53%, 1/3/17(4)	30,000,000	29,998,350
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,516,146	9,516,146
TOTAL TEMPORARY CASH INVESTMENTS (Cost $39,515,279)		39,514,496
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $670,908,311)		671,587,119
OTHER ASSETS AND LIABILITIES — (1.8)%		(12,121,666)
TOTAL NET ASSETS — 100.0%		$659,465,453

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,496,455	AUD	2,010,770	JPMorgan Chase Bank N.A.	3/15/17	$47,860
USD	587,927	AUD	813,379	JPMorgan Chase Bank N.A.	3/15/17	1,954
USD	1,716,987	CAD	2,279,643	JPMorgan Chase Bank N.A.	3/15/17	17,674
USD	1,309,689	CHF	1,336,472	Credit Suisse AG	3/15/17	(8,524)
USD	13,239,464	EUR	12,274,447	JPMorgan Chase Bank N.A.	3/15/17	273,758
USD	1,473,545	EUR	1,411,983	JPMorgan Chase Bank N.A.	3/15/17	(17,956)
GBP	2,582,548	USD	3,290,089	UBS AG	3/15/17	(101,850)
USD	1,895,121	GBP	1,531,906	UBS AG	3/15/17	3,933
JPY	146,693,776	USD	1,282,333	Credit Suisse AG	3/15/17	(22,885)
USD	1,963,479	JPY	222,638,925	Credit Suisse AG	3/15/17	52,000
USD	3,868,381	KRW	4,531,576,332	UBS AG	3/15/17	115,590
NOK	11,005,973	USD	1,313,260	JPMorgan Chase Bank N.A.	3/15/17	(38,147)
USD	1,261,328	NOK	11,005,973	JPMorgan Chase Bank N.A.	3/15/17	(13,785)
NZD	2,763,332	USD	1,963,154	JPMorgan Chase Bank N.A.	3/15/17	(47,444)
USD	1,902,278	NZD	2,763,332	JPMorgan Chase Bank N.A.	3/15/17	(13,433)
SEK	23,977,681	USD	2,613,787	Goldman Sachs & Co.	3/15/17	28,897
USD	2,642,544	SEK	23,977,681	Goldman Sachs & Co.	3/15/17	(140)
USD	2,630,589	SGD	3,733,227	JPMorgan Chase Bank N.A.	3/15/17	53,598
TWD	124,410,603	USD	3,886,192	UBS AG	3/15/17	(46,014)
USD	3,892,088	TWD	124,410,603	UBS AG	3/15/17	51,911
						$336,997

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
389	U.S. Treasury 2-Year Notes	March 2017	$84,291,437	$(19,982)
170	U.S. Treasury 5-Year Notes	March 2017	20,002,891	8,571
			$104,294,328	$(11,411)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
65	U.S. Treasury 10-Year Notes	March 2017	$8,078,281	$13,951
120	U.S. Treasury 10-Year Ultra Notes	March 2017	16,087,500	(12,514)
210	U.S. Treasury Long Bonds	March 2017	31,637,813	29,414
44	U.S. Treasury Ultra Bonds	March 2017	7,051,000	9,526
			$62,854,594	$40,377

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	$(338,512)
Bank of America N.A.	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(4,115,283)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(587,317)
Bank of America N.A.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.53%	8/19/24	(280,415)
Bank of America N.A.	3,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.79%	8/27/25	94,347
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(2,332,858)
Barclays Bank plc	38,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(1,854,654)
Barclays Bank plc	10,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.71%	2/5/20	26,766
Barclays Bank plc	2,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.59%	7/23/24	(176,480)
Barclays Bank plc	6,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.39%	9/19/24	(321,585)
Barclays Bank plc	6,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.36%	9/29/24	(329,555)
Barclays Bank plc	3,600,000	U.S. CPI Urban Consumers NSA Index	Receive	2.31%	9/30/24	(161,913)

Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Barclays Bank plc	$15,100,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	$(3,349,705)
Barclays Bank plc	3,600,000	U.S. CPI Urban Consumers NSA Index	Receive	2.78%	7/2/44	(672,128)
Goldman Sachs & Co.	33,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.87%	5/23/26	1,420,438
Goldman Sachs & Co.	13,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.92%	5/31/26	490,515
Goldman Sachs & Co.	12,500,000	U.S. CPI Urban Consumers NSA Index	Receive	1.77%	6/16/26	652,003
Goldman Sachs & Co.	2,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.25%	11/15/26	15,893
Goldman Sachs & Co.	2,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	6,907
Morgan Stanley & Co.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	11/15/26	26,432
Morgan Stanley & Co.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/16/26	13,061
Morgan Stanley & Co.	11,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.27%	11/21/26	44,326
						$(11,729,717)

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korean Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $16,499,034.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $69,496,915, which represented 10.5% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The rate indicated is the yield to maturity at purchase.

(5)	Category includes collateral received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $2,570,000.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $670,908,311)	$671,587,119
Foreign currency holdings, at value (cost of $116)	99
Receivable for capital shares sold	154,662
Unrealized appreciation on forward foreign currency exchange contracts	647,175
Swap agreements, at value	2,790,688
Interest receivable	3,086,107
678,265,850

Liabilities
Payable for collateral received for swap agreements	2,570,000
Payable for capital shares redeemed	781,883
Payable for variation margin on futures contracts	239,641
Unrealized depreciation on forward foreign currency exchange contracts	310,178
Swap agreements, at value	14,520,405
Accrued management fees	256,298
Distribution fees payable	121,992
18,800,397

Net Assets	$659,465,453

Net Assets Consist of:
Capital (par value and paid-in surplus)	$670,515,940
Undistributed net investment income	3,229,889
Accumulated net realized loss	(3,592,748)
Net unrealized depreciation	(10,687,628)
$659,465,453

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$78,924,908	7,789,897	$10.13
Class II, $0.01 Par Value	$580,540,545	57,402,388	$10.11

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Interest	$14,469,666

Expenses:
Management fees	2,838,800
Distribution fees - Class II	1,371,113
Directors' fees and expenses	37,075
Other expenses	70,685
4,317,673

Net investment income (loss)	10,151,993

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,729,685)
Futures contract transactions	1,167,876
Swap agreement transactions	(2,344,117)
Foreign currency transactions	(667,512)
(3,573,438)

Change in net unrealized appreciation (depreciation) on:
Investments	10,883,430
Futures contracts	(33,482)
Swap agreements	7,750,974
Translation of assets and liabilities in foreign currencies	(1,161,596)
17,439,326

Net realized and unrealized gain (loss)	13,865,888

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,017,881

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$10,151,993	$4,538,634
Net realized gain (loss)	(3,573,438)	11,905,461
Change in net unrealized appreciation (depreciation)	17,439,326	(30,727,207)
Net increase (decrease) in net assets resulting from operations	24,017,881	(14,283,112)

Distributions to Shareholders
From net investment income:
Class I	(1,326,236)	(964,299)
Class II	(9,970,327)	(12,505,365)
From net realized gains:
Class I	(378,496)	—
Class II	(3,899,828)	—
Decrease in net assets from distributions	(15,574,887)	(13,469,664)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	76,583,294	(94,691,754)

Net increase (decrease) in net assets	85,026,288	(122,444,530)

Net Assets
Beginning of period	574,439,165	696,883,695
End of period	$659,465,453	$574,439,165

Undistributed net investment income	$3,229,889	$4,724,051

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the year ended December 31, 2016 was 0.46%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2016 totaled $280,003,123, of which $176,006,863 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 totaled $224,364,988, of which $96,356,640 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	5,236,889	$53,854,962	2,283,801	$23,470,205
Issued in reinvestment of distributions	168,607	1,704,732	93,315	964,299
Redeemed	(2,601,330)	(26,689,042)	(700,735)	(7,135,249)
	2,804,166	28,870,652	1,676,381	17,299,255
Class II/Shares Authorized	250,000,000		250,000,000
Sold	12,853,928	131,874,950	6,489,881	66,564,536
Issued in reinvestment of distributions	1,378,584	13,870,155	1,209,184	12,505,365
Redeemed	(9,650,851)	(98,032,463)	(18,611,237)	(191,060,910)
	4,581,661	47,712,642	(10,912,172)	(111,991,009)
Net increase (decrease)	7,385,827	$76,583,294	(9,235,791)	$(94,691,754)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$341,530,434	—
Corporate Bonds	—	114,761,879	—
Commercial Mortgage-Backed Securities	—	38,027,586	—
Collateralized Mortgage Obligations	—	36,045,180	—
U.S. Government Agency Securities	—	34,535,070	—
U.S. Government Agency Mortgage-Backed Securities	—	34,091,051	—
Sovereign Governments and Agencies	—	18,840,324	—
Asset-Backed Securities	—	11,177,944	—
Municipal Securities	—	3,063,155	—
Temporary Cash Investments	$9,516,146	29,998,350	—
	$9,516,146	$662,070,973	—
Other Financial Instruments
Futures Contracts	$61,462	—	—
Swap Agreements	—	$2,790,688	—
Forward Foreign Currency Exchange Contracts	—	647,175	—
	$61,462	$3,437,863	—

Liabilities
Other Financial Instruments
Futures Contracts	$32,496	—	—
Swap Agreements	—	$14,520,405	—
Forward Foreign Currency Exchange Contracts	—	310,178	—
	$32,496	$14,830,583	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $99,251,963.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value.

Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 736 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $233,308,333.

Value of Derivative Instruments as of December 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$647,175	Unrealized depreciation on forward foreign currency exchange contracts	$310,178
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	239,641
Other Contracts	Swap agreements	2,790,688	Swap agreements	14,520,405
		$3,437,863		$15,070,224

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(1,057,278)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(1,175,138)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,167,876	Change in net unrealized appreciation (depreciation) on futures contracts	(33,482)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(2,344,117)	Change in net unrealized appreciation (depreciation) on swap agreements	7,750,974
		$(2,233,519)		$6,542,354

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$94,347	$(94,347)	—	—
Barclays Bank plc	26,766	(26,766)	—	—
Credit Suisse AG	52,000	(31,409)	—	$20,591
Goldman Sachs & Co.	2,614,653	(140)	$(2,570,000)	44,513
JPMorgan Chase Bank N.A.	394,844	(130,765)	—	264,079
Morgan Stanley & Co.	83,819	—	—	83,819
UBS AG	171,434	(147,864)	—	23,570
	$3,437,863	$(431,291)	$(2,570,000)	$436,572

Liabilities
Bank of America N.A.	$5,321,527	$(94,347)	$(5,227,180)	—
Barclays Bank plc	9,198,878	(26,766)	(9,172,112)	—
Credit Suisse AG	31,409	(31,409)	—	—
Goldman Sachs & Co.	140	(140)	—	—
JPMorgan Chase Bank N.A.	130,765	(130,765)	—	—
UBS AG	147,864	(147,864)	—	—
	$14,830,583	$(431,291)	$(14,399,292)	—

* The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$11,040,400	$13,469,664
Long-term capital gains	$4,534,487	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$670,931,062
Gross tax appreciation of investments	$14,048,362
Gross tax depreciation of investments	(13,392,305)
Net tax appreciation (depreciation) of investments	656,057
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(11,672,904)
Net tax appreciation (depreciation)	$(11,016,847)
Other book-to-tax adjustments	$(633,232)
Undistributed ordinary income	$3,582,293
Accumulated short-term capital losses	$(1,463,369)
Accumulated long-term capital losses	$(1,519,332)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$9.96	0.20	0.27	0.47	(0.22)	(0.08)	(0.30)	$10.13	4.71%	0.48%	1.88%	37%	$78,925
2015	$10.43	0.11	(0.34)	(0.23)	(0.24)	—	(0.24)	$9.96	(2.28)%	0.47%	0.94%	23%	$49,652
2014	$10.48	0.19	0.18	0.37	(0.16)	(0.26)	(0.42)	$10.43	3.58%	0.47%	1.78%	20%	$34,521
2013	$12.05	0.17	(1.12)	(0.95)	(0.20)	(0.42)	(0.62)	$10.48	(8.21)%	0.47%	1.52%	36%	$33,623
2012	$11.78	0.32	0.55	0.87	(0.32)	(0.28)	(0.60)	$12.05	7.55%	0.48%	2.45%	40%	$75,279
Class II
2016	$9.94	0.17	0.27	0.44	(0.19)	(0.08)	(0.27)	$10.11	4.39%	0.73%	1.63%	37%	$580,541
2015	$10.39	0.07	(0.32)	(0.25)	(0.20)	—	(0.20)	$9.94	(2.47)%	0.72%	0.69%	23%	$524,787
2014	$10.45	0.16	0.18	0.34	(0.14)	(0.26)	(0.40)	$10.39	3.30%	0.72%	1.53%	20%	$662,363
2013	$12.03	0.14	(1.12)	(0.98)	(0.18)	(0.42)	(0.60)	$10.45	(8.48)%	0.72%	1.27%	36%	$692,284
2012	$11.75	0.26	0.59	0.85	(0.29)	(0.28)	(0.57)	$12.03	7.39%	0.73%	2.20%	40%	$1,313,564

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Variable Portfolios II, Inc. and Shareholders of the VP Inflation Protection Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the VP Inflation Protection Fund (the sole fund comprising the American Century Variable Portfolios II, Inc. (the "Fund")) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 10, 2017

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Variable Portfolios II, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$450,135,421	$15,455,650
Jeremy I. Bulow	$451,013,319	$14,577,752
Anne Casscells	$450,786,089	$14,804,982
Jonathan D. Levin	$449,717,052	$15,874,019
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,534,487, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2016.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91444 1702

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $40,625
FY 2016:    $39,683

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $157,714
FY 2016:    $135,678

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 23, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 23, 2017